Note Payable - Officer	6 Months Ended
Jun. 30, 2013
Note Payable - Officer [Abstract]
Note Payable - Officer

(4)    Note Payable - Officer

On May 10, 2012, the Company executed a Promissory Note payable to the Chief Executive Officer (the "Holder"). The Promissory Note provides that until May 10, 2013, upon two business days prior written notice to the Holder, the Company may borrow from the Holder, from time to time, any amount in increments of up to $5,000, provided that the aggregate principal amount outstanding under this note shall not exceed $25,000 and the Holder shall not be obligated to make any advances if an Event of Default has occurred and is continuing. The Promissory Note accrues interest at a rate of 5% per annum (default rate of 15% per annum) and is due no later than September 13, 2013, one year from the date the loan was first made. As of June 30, 2013, the Company has borrowed $22,500 and has accrued interest in the amount of $513 related to this Promissory Note.